UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2024

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive
College Park, Maryland		20740
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 298-7997

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IONQ	New York Stock Exchange
Warrants, each exercisable for one share of common stock for $11.50 per share	IONQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

IonQ, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 5, 2024. The final results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting are set forth below. These proposals are described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2024.

Proposal No. 1: Election of two nominees to serve as Class III directors until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified. All nominees were elected. The votes were cast as follows:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Peter Chapman	50,019,278	—	22,780,985	34,477,389
William Scannell	66,520,475	—	6,296,304	34,460,873

Proposal No. 2: Approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers, as disclosed in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2024. The votes were cast as follows:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Advisory vote on the named executive officer compensation described in the definitive proxy statement	56,412,863	2,838,873	13,565,043	34,460,873

Proposal No. 3: Determination, on a non-binding, advisory basis, of the frequency of future stockholder advisory votes on named executive officer compensation. The votes were cast as follows:

	1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
Advisory vote on the frequency of future stockholder advisory votes on named executive officer compensation	70,293,242	358,785	1,291,494	873,258	34,460,873

Proposal No. 4: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes were cast as follows:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Ratification of appointment of Ernst & Young LLP	100,886,613	488,319	5,902,720	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Date:	June 7, 2024	By:	/s/ Thomas Kramer
Thomas Kramer Chief Financial Officer